UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

OPTEX SYSTEMS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54114	90-0609531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Presidential Drive, Richardson, TX	75081-2439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 644-0722

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:.

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2022, the Board of Directors (the “Board”) of Optex Systems Holdings, Inc., a Delaware corporation (the “Company”), expanded the size of the Board from four to five members and elected Mr. Dayton Judd as a director, to hold office until the Company’s next annual meeting of shareholders and until his successor has been elected and qualified.

Mr. Judd is the founder and Managing Partner of Sudbury Capital Management, LLC (“Sudbury”). He also serves as the Chairman and CEO of FitLife Brands, Inc. (OTC: FTLF)(“FitLife”). He has served as a director of FitLife since June 2017 and Chief Executive Officer since February 2018. Prior to founding Sudbury, Mr. Judd worked from 2007 through 2011 as a Portfolio Manager at Q Investments, a multi-billion dollar hedge fund in Fort Worth, Texas. Prior to Q Investments, he worked with McKinsey & Company from 1996 through 1998, and again from 2000 through 2007. He graduated from Brigham Young University in 1995 with a Bachelor’s Degree, summa cum laude, and a Master’s Degree, both in Accounting. He also earned an M.B.A. with high distinction from Harvard Business School in 2000, where he was a Baker Scholar. Mr. Judd has previously served on the board of directors for RLJ Entertainment (NASDAQ: RLJE) from 2015 until the sale of the company in 2018, and for Otelco (NASDAQ: OTEL) from 2019 until the sale of the company in 2021. He has also served on the board of directors for several private companies. Mr. Judd is a Certified Public Accountant.

Mr. Judd is deemed to be the beneficial owner of 829,383 shares of the Company’s common stock, representing 12.3% of its outstanding shares of common stock, of which he holds 25,000 shares directly, with the remainder held by Sudbury Capital Fund, LP, which Mr. Judd controls.

Mr. Judd is expected to be compensated in accordance with the Company’s non-employee director compensation practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optex Systems Holdings, Inc.
(Registrant)

By:	/s/ Karen Hawkins
Name:	Karen Hawkins
Title:	Chief Financial Officer

Date: October 25, 2022